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Exhibit 10.1

Convenience translation
from the German language

[  •  ] 2001

FORM

OF

AGREEMENT

United Pan-Europe Communications N.V.

PCOM AG

CONTENT

Provision		Page
1.	Exercise of voting rights	1
2.	Term	1
3.	Relationship to other Shareholders	1
4.	Notices/ Powers of attorney	2
5.	Publications	2
6.	Miscellaneous	2

Convenience translation
from the German language

AGREEMENT of [      ] 2001 BETWEEN:

(1)
PCOM AG with its registered office in Mainz (hereinafter the "Company") and

(2)
United Pan-Europe Communications N.V. with its seat in Boeing Avenue 53, 1119 PE Schiphol Rijk, the Netherlands ("UPC").

PREAMBLE

(A)
UPC holds shares in the Company of approx. [  •  ]%. UPC Germany GmbH, [Seat], a subsidiary of UPC, (hereinafter "UPCG") holds a share in the Company of approx. [  •  ]%.

(B)
UPC does not intend to exercise voting rights equivalent to 10% of the Company's share capital.

THEREFORE, IT IS AGREED between UPC and the Company:

1.  EXERCISE OF VOTING RIGHTS

    With respect to resolutions to be taken by the shareholders' meeting (Hauptversammlung) for

  (a)
  the election and removal of members of the supervisory board of the Company,

  (b)
  matters regarding the management of the business if the management board requests a decision by the shareholders' meeting (§§119 (2), 111(4)3 German Stock Corporation Act, in particular in Holzmüller-situations),

  UPC agrees to exercise the voting rights appertaining to shares with which UPC is present in shareholders' meetings to the effect that UPC will cast a number of abstention votes (Enthaltungen) equalling 10% of the Company's registered share capital.

2.  TERM

(1)
This agreement shall become effective as of the time when the merger of Primacom AG with its seat in Mainz (transferring entity) into the Company (receiving entity) is registered in the commercial register of the Company. It shall expire on the thirtieth anniversary of that date.

(2)
This agreement may be terminated by UPC at no notice if

(a)
the number of voting rights appertaining to shares held by UPC and its subsidiaries equals less than 50% of the Company's registered share capital (this agreement not taken into account), or

(b)
a third party has made a takeover bid for as many shares of the Company as, if the takeover bid were successful, would result in such third party holding 30% or more of the voting rights in the Company.

3.  RELATIONSHIP TO OTHER SHAREHOLDERS

  Any other shareholder of the Company holding more than 5% of its share capital may request compliance with this agreement as long as it is effective. However, no shareholder has the right to object to amendments to, or the termination of, this agreement.

Convenience translation
from the German language

4.  NOTICES/ POWERS OF ATTORNEY

  All notices related to this agreement require written form and shall be delivered by registered mail or telefax to the following addresses or respectively to any addresses that the parties may communicate to one other instead:

  (a)
  for notices to the Company:

        [            ]

        fax: [            ]

  (b)
  for notices to UPC:

  United Pan-Europe Communications N.V.
  General Counsel
  Boeing Avenue 53
  1119 PE Schiphol Rijk
  The Netherlands

  fax: 0031 20 778 9781

5.  PUBLICATIONS

  The parties are aware that the management board of the Company is under a legal obligation to report to the shareholders' meeting on the existence and, if applicable, the renewal or termination of this agreement. For all other publications related to this agreement, the parties shall enter into mutual consultations.

6.  MISCELLANEOUS

(1)
This agreement is subject to the laws of the Federal Republic of Germany.

(2)
Changes to this agreement (including changes to the present provision) require written form.

(3)
If any provision of this agreement is entirely or partly invalid, the validity of the remaining provisions of this agreement shall remain unaffected. Any such invalid provision shall be replaced by a valid provision that complies with the economic purpose of the invalid provision as far as possible. This shall also apply if it is established that matters have inadvertely not been dealt with in the present agreement ("gaps"—Lücken).

PCOM AG

,	, 2001

United Pan-Europe Communications N.V.

,	, 2001

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